UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on January 15, 2021, United Airlines Holdings, Inc. (“UAL” and, together with United Airlines, Inc., the “Company”) entered into a warrant agreement with the United States Department of the Treasury (“Treasury”) in connection with the Payroll Support Program established under Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021 (the “PSP2 Warrant Agreement”). Pursuant to the PSP2 Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 1,740,454 shares of common stock (the “PSP2 Warrants”). The PSP2 Warrant Agreement entitles Treasury to customary registration rights.

On November 17, 2020, the Company filed a shelf registration statement on Form S-3 (File No. 333-250153) (the “Registration Statement”). The Registration Statement provides for the sale of securities, including shares of common stock and warrants of the Company, from time to time by UAL, its wholly-owned subsidiary United Airlines, Inc. and selling security holders who may be named in a prospectus supplement. On the date hereof, UAL filed a prospectus supplement providing for the resale of the PSP2 Warrants by one or more selling security holders from time to time, as well as the resale of up to 1,740,454 shares of common stock issuable upon exercise of such PSP2 Warrants (collectively, the “Securities”).

Sidley Austin LLP, counsel to UAL, has issued a legal opinion relating to the Securities. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the PSP2 Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the PSP2 Warrant Agreement, filed herewith as Exhibit 4.1, and the Form of PSP2 Warrant, filed herewith as Exhibit 4.2, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
4.1	Warrant Agreement, dated as of January 15, 2021, between UAL and the United States Department of the Treasury (filed as Exhibit 4.2 to UAL’s Form 8-K filed on January 20, 2021, and incorporated herein by reference).
4.2	Form of Warrant (included in Exhibit 4.1 as Annex B thereto).
5.1	Opinion of Sidley Austin LLP dated March 31, 2021.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Executive Vice President and Chief Financial Officer

Date: March 31, 2021